================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of earliest event reported: August 13, 2002

                                 --------------

                               Adolor Corporation

                                 --------------
             (Exact name of registrant as specified in its charter)

       Delaware                   000-26929                    31-1429198
(State of Incorporation)      (Commission File              (I.R.S. Employer
                                   Number)                 Identification No.)

                                 --------------

                620 Pennsylvania Drive, Exton, Pennsylvania 19341
                -------------------------------------------------
              (Address of Principal Executive Offices)    (Zip Code)

                                 (484) 595-1500
                                 --------------
              (Registrant's telephone number, including area code)


================================================================================

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)     Exhibits

        99.1 Certification of Chief Executive Officer relating to Form 10-Q for period ending June 30, 2002
        99.2 Certification of Chief Financial Officer relating to Form 10-Q for period ending June 30, 2002


Item 9.     Regulation FD Disclosure.

            Attached as exhibits 99.1 and 99.2 and hereby incorporated into this
Item 9 are the certifications of the Company's Chief Executive Officer and Chief Financial Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            ADOLOR CORPORATION


Date:  August 13, 2002                      By: /s/ Peter J. Schied
                                                -------------------------------
                                                Peter J. Schied
                                                Senior Vice President and Chief
                                                Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Certification of Chief Executive Officer relating to Form 10-Q for period ending June 30, 2002
99.2 Certification of Chief Financial Officer relating to Form 10-Q for period ending June 30, 2002